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                                                                      EXHIBIT 21


                              LIST OF SUBSIDIARIES
                                                                                            SOVEREIGN POWER UNDER
NAME OF SUBSIDIARY*                                                                      THE LAWS OF WHICH ORGANIZED
                                                                                        ----------------------------
Ferro Electronic Materials Inc..................................................            United States of America
Ferro Pfanstiehl Laboratories, Inc. ............................................            United States of America
      Ferro Pfanstiehl (Europe) Ltd.............................................                      United Kingdom
Ferro Ceramics Inc..............................................................            United States of America
      Ferro Ceramics Mexico S.A.................................................                              Mexico
Ferro Glass & Color Corporation.................................................            United States of America
      Ferro Graphics Inc........................................................            United States of America
      Ferro Colores S.A. de C.V.................................................                              Mexico
           Demeca S.A. de C.V...................................................                              Mexico
Ferro EM L.P....................................................................            United States of America
Ferro Industrial Products Ltd...................................................                              Canada
Ferro B.V. .....................................................................                     The Netherlands
      Ferro (Belgium) Sprl .....................................................                             Belgium
      Ferro (Holland) B.V.......................................................                     The Netherlands
      Ferro France Sarl.........................................................                              France
           Ferro Chemicals S.A..................................................                              France
      Ruhr-Pulverlack GmbH......................................................                             Germany
      Ferro (Deutschland) GmbH..................................................                             Germany
      Ferro (Italia) SrL........................................................                               Italy
           Colorificio Pardo SpA................................................                               Italy
      Ferro Industrias Quimicas (Portugal) S.A..................................                            Portugal
      Ferro Toyo Co. Ltd. (60%).................................................           Taiwan, Republic of China
      Ferro Electronic Materials B. V...........................................                     The Netherlands
Ferro Cerdec GmbH...............................................................                             Germany
      Ferro GmbH................................................................                             Germany
      Magmalor GmbH.............................................................                             Germany
      Cerdec Ceramics GmbH......................................................                             Germany
      Ferro Couleurs France S. A................................................                              France
           PT Ferro Ceramic Colors Indonesia (59%)..............................                           Indonesia
               PT Ferro Additives Asia (75.4%)..................................                           Indonesia
      dmc(2) Italia SrL.........................................................                               Italy
      Cerpart SrL...............................................................                               Italy
           Cerdec Ceramics Italia SpA...........................................                               Italy
               Smaltochimica SrL (40%)..........................................                               Italy
      Degussa-Metais, Catalisadores e Ceramica, Lda. ...........................                            Portugal
      Ferro Ceramics Iberica S.A................................................                               Spain
           Cerdec-Produtos Ceramicos de Portugal, Lda. .........................                            Portugal
           Chilches Materials S.A. (20%)........................................                               Spain
           Gardenia-Quimica S.A. (48%)..........................................                               Spain
      Ferro Colores Hispania, S. A..............................................                               Spain
      dmc(2) Istanbul Degussa Metal Katalizor Seramik Boyalari Ticaret
         Limited Sirketi                                                                                      Turkey
      Ferro Colours (UK) Ltd....................................................                      United Kingdom
Ferro Spain, S.A................................................................                               Spain
Kerajet S.A. (25%)..............................................................                               Spain
EGE-Ferro Kimya Sanayi Ve Ticaret A.S. (49.9%)..................................                              Turkey
Ferro (Great Britain) Ltd. .....................................................                      United Kingdom
Ferro Argentina S.A.............................................................                           Argentina
      Minera Loma Blanca S.A....................................................                           Argentina
      Procesadora de Boratos Argentinos S.A. (50%)..............................                           Argentina
Ferro Enamel do Brasil Industria e Comercio Ltda................................                              Brazil
Ferro Mexicana S.A. de C.V......................................................                              Mexico
Ferro de Venezuela C.A. (51%)...................................................                           Venezuela
Ferro Corporation (Australia) Pty. Ltd..........................................                           Australia
Ferro Far East, Ltd.............................................................           Peoples Republic of China
Ferro (Ningbo) Powder Coatings, Ltd.............................................           Peoples Republic of China
Ferro Suzhou Ceramic Color & Glaze Co. Ltd......................................           Peoples Republic of China
Ferro Industrial Products Limited...............................................           Taiwan, Republic of China
Ferro Taiwan Ltd................................................................           Taiwan, Republic of China
Ferro (Thailand) Co., Ltd. (49%)................................................                            Thailand
Ferro Cerdec (Thailand) Company Limited (49%)...................................                            Thailand
Ferro Ceramic Colors (Thailand) Co. Ltd. (51%)..................................                            Thailand

                                                                      EXHIBIT 21


                              LIST OF SUBSIDIARIES
                                                                                            SOVEREIGN POWER UNDER
NAME OF SUBSIDIARY*                                                                      THE LAWS OF WHICH ORGANIZED
-------------------                                                                      ---------------------------
Ferro Electronic Materials Japan Co., Inc.......................................                               Japan
Ferro Japan K.K.................................................................                               Japan
Ferro Performance Chemicals K. K................................................                               Japan
LG Ferro Powder Coatings Ltd. (70.1%)...........................................                   Republic of Korea
DC-Ferro Co., Ltd. (50%)........................................................                   Republic of Korea
PT Ferro Mas Dinamika (95%).....................................................                           Indonesia

*        Percentages in parentheses indicate Ferro's ownership.

         Ferro has a number of sales and warehousing subsidiaries throughout the world which are omitted from the foregoing list because they are considered in the aggregate or individually not to constitute a significant subsidiary.